Exhibit 1
                                    ---------

                             Joint Filing Agreement

     Each of the undersigned hereby acknowledges and agrees, in compliance with the provisions of Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, that the Schedule 13D to which this Agreement is attached as an Exhibit, and any amendments thereto, will be filed with the Securities and Exchange Commission jointly on behalf of the undersigned. This Agreement may be executed in one or more counterparts.

     Dated: June 11, 2008

                                        CENTERBRIDGE CAPITAL PARTNERS, L.P.

                                             By:  Centerbridge Associates,
                                        L.P., its General Partner

                                             By:  Centerbridge GP Investors,
                                        LLC, its General Partner

                                        By: /s/ Jeffrey A. Gelfand
                                            ------------------------------------

                                        Name:   Jeffrey A. Gelfand

                                        Title:  Authorized Person

                                        CENTERBRIDGE ASSOCIATES, L.P.

                                             By:  Centerbridge GP Investors,
                                        LLC, its General Partner

                                        By: /s/ Jeffrey A. Gelfand
                                            ------------------------------------

                                        Name:   Jeffrey A. Gelfand

                                        Title:  Authorized Person

                                        CENTERBRIDGE GP INVESTORS, LLC

                                        By: /s/ Jeffrey A. Gelfand
                                            ------------------------------------

                                        Name:   Jeffrey A. Gelfand

                                        Title:  Authorized Person


                                        /s/ Mark T. Gallogly
                                        ----------------------------------------

                                        MARK T. GALLOGLY


                                        /s/ Jeffrey Aronson
                                        ----------------------------------------

                                        JEFFREY ARONSON